                         SUPPLEMENT DATED JUNE 3, 1998
                                       TO
                        THE PROSPECTUS DATED MAY 1, 1998
             FOR CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1



Effective May 29, 1998, the provision in the prospectus captioned Berger IPT-
                                                                  -----------
Small Company Growth Fund under The Variable Account, The Funds And Fixed
-------------------------       -----------------------------------------
Account section is deleted in its entirety and replaced with the following:
-------


BERGER IPT-SMALL COMPANY GROWTH FUND

The portfolio is advised by Berger Associates, Inc. The investment objective of the Berger IPT-Small Company Growth Fund is capital appreciation. The portfolio seeks to achieve this objective by investing primarily in common stocks of small companies and other securities with equity features. Under normal circumstances, the portfolio invests at least 65% of its assets in equity securities of companies whose market capitalizations, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly. The balance of the portfolio may be invested in larger companies, government securities or other short-term investments.